UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                ________________

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)    August 10, 2005
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                          GENELABS TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)


           California                     0-19222               94-3010150
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 (State or other jurisdiction    (Commission File Number)     (IRS Employer
      of incorporation)                                     Identification No.)


     505 Penobscot Drive, Redwood City, California                94063
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       (Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code        (650) 369-9500
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition.

         On August 10, 2005, the registrant announced its second quarter financial results. A copy of the press release is furnished as exhibit 99.1 hereto.

         The information in this Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01         Financial Statements and Exhibits.

(c) Exhibits

99.1 Press Release of Registrant, dated August 10, 2005, entitled "Genelabs Reports Financial Results for the Second Quarter and First Half of 2005."

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                              GENELABS TECHNOLOGIES, INC.


                                              By: /s/ Matthew M. Loar
                                                  -----------------------------
                                              Name:   Matthew M. Loar
                                              Title:  Chief Financial Officer
Date:  August 10, 2005